PHOENIX EQUITY TRUST
                        PHOENIX WORLDWIDE STRATEGIES FUND

                     Supplement dated August 22, 2005 to the
                         Prospectus dated July 29, 2005

IMPORTANT NOTICE TO INVESTORS

Under the "Management of the Fund" section on page 38, the last sentence of the page which describes the subadvisory fee paid to Engemann Asset Management ("Engemann") is hereby replaced with the following:

      "Phoenix pays Engemann a subadvisory fee at a rate equal to 50% of the gross investment management fee multiplied by the percentage of the fund's domestic assets managed by Engemann."

The investment management fee paid by the fund to Phoenix remains unchanged.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.


PXP 691/WWS EngFee (08/05)